Exhibit C

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Brandes Investment Trust, do hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Brandes Investment Trust for the year ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Brandes Investment Trust.


/S/ DEBRA MCGINTY-POTEET                     /S/ GARY IWAMURA
------------------------                     ----------------
Debra McGinty-Poteet                         Gary Iwamura, Treasurer
President, Brandes Investment Trust          Treasurer, Brandes Investment Trust

Dated: January 22, 2004


A signed original of this written statement required by Section 906 has been provided Brandes Investment Trust and will be retained by Brandes Investment Trust and furnished to the SEC or its staff upon request.